UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

ANNUAL REPORT	OCTOBER 31, 2019

Investment Adviser:

PineBridge Investments LLC

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-877-225-4164.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-225-4164. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all PineBridge Investments LLC Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Port within sixty days after period end. The Fund’s Form N-Q and Form N-Port reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-225-4164; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019 (UNAUDITED)

SHAREHOLDERS’ LETTER

Dear Shareholder,

We are pleased to offer you the 2019 report for the Pinebridge Dynamic Asset Allocation Fund (the “Fund”) for the year-to-date period ending October 31 2019. Enclosed we provide a discussion as to how the Fund was managed and our market outlook going forward during the period.

As of October 31, 2019, on a year-to-date basis, the Fund returned 10.15% on a gross basis outperforming the Consumer Price Index (CPI+5%), which measured at 5.79% year-to-date. The Fund seeks a total return objective (CPI+5% over rolling five year periods), while dynamically managing risk to the 60/40 over full market cycle.

The Fund’s performance during the first quarter of 2019 (January to March 2019) was strong, and driven by primarily its allocations to productivity basket, Chinese equities, and US Government Bonds. Ongoing fiscal stimulus from China and a dovish turn from the Federal Reserve propelled a broad risk asset rally during the first quarter. Global equities rose 11.7%, while developed market equities led the rally with a 12.0% gain and emerging market equities trailed behind with a 9.5% gain. Ten-year US Treasury yields fell 28 basis points to 2.4% as the Federal Reserve indicated that it did not expect to increase policy rates throughout 2019. The reduction in the longer-term yields led to an inversion of the 3 Month-10 Year part of the US Treasury yield curve. Ten-year German Bund yields fell into negative territory at -0.9% level. Within credit markets, US high yield gained 7.3% and US investment grade 4.9%. Emerging market debt rose 7.0%. The US dollar gained 1.2%, while the Euro fell 2.2% to the 1.12 level and the Japanese yen stumbled 1.1% to the 111 level against the US dollar. Emerging markets currencies rose 1.6%, driven by a 2.5% increase in the Chinese yuan.

The Fund’s performance during the second quarter of 2019 (March to June 2019) was more volatile yet finished the quarter positive, primarily driven by its allocations to productivity basket, the Japanese yen, and US Small Cap Value Equity. During the second quarter, global equities were whipsawed as April continued to extend the rally that started from the beginning of the year which reversed dramatically in May, as the potential imposition of higher tariffs on Chinese goods from the US was the catalyst to a sharp risk asset sell-off. Yet, promises of more accommodative monetary policy and increased optimism on a trade truce at the G-20 meeting in late June led to global equities experiencing a broad risk-on rally, finishing up 3.2% over the second quarter. Within developed markets, both US equities and European equities were up by 4.1% and 5.5% respectively over the second quarter, while Japanese equities declined 2.3%. On the other hand, Asian emerging market equities lagged behind its developed market peers, returning 0.2%, with Chinese

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019 (UNAUDITED)

equities declining 4.3% and Asian equities declining 0.7%, which was somewhat offset by Latin American equities, which increased 3.2%. The ten-year US Treasury yields rose as high as 2.6% in April before collapsing to 2.0% by the end of June. Yields on two-year US Treasury yields however fell even more, down 66 basis points in Q2, as investors priced in 3-4 rate cuts from the Federal Reserve over the next 12 months and steepened the 2s10s Treasury curve. Meanwhile, the dollar weakened 1.2% amid the broader risk-on rally. The Euro picked up steam in June and ended the second quarter 1.4% higher at the 1.13 level compared to the end of March. The Japanese yen – typically seen as a safe haven asset – strengthened during the quarter, moving from a 112 level against the US dollar to the 108 level by quarter-end. After depreciating against the US dollar in April and May, emerging market currencies staged a rebound in June and increased 0.5% for the quarter. While Latin American currencies fared well and increased 1.2%, Asian currencies fell against the US dollar in Q2 as concerns grew around regional central banks adopting an easier monetary policy stance in response to increasing concerns around global trade.

The Fund’s performance during the third quarter of 2019 (July to September 2019) was negatively impacted by its allocations to the Euro, Brazilian real, and Global Metals & Mining. During the third quarter, global equities rose 0.6% amidst newly announced quantitative easing measures from the European Central Bank and another rate cut from the Federal Reserve. Within developed markets, US equities rose 1.2%, and European equities rallied 2.8%, while Japanese equities strengthened 2.3%. Emerging market equities fell 3%, the second quarter of declines, anchored by losses in Chinese equities. Yields on ten-year US Treasuries fell more than 30bp as markets started pricing in a higher likelihood of rate cuts from the Federal Reserve. In Europe, yields on ten-year German Bund yields also declined to record low levels of -0.57%. Japanese government bonds also fell deeper into negative territory, ending Q3 at -0.21%. Within credit markets, US corporate bonds continued to rally in Q3; high-grade bonds were up 3% and high yield bonds were up to 1.3%. Emerging market sovereign bonds, measured in US dollars, increase 1.5% in Q3 and emerging market sovereign bonds, also measured in US dollars, rallied 1.7%. The US dollar strengthened 3.4% against its major trading partners. The Euro retreated -4.2% and ended Q3 at 1.09 against the greenback. The Japanese yen rose by 2.8% and ended Q3 trading at 108.08 against the US dollar. Emerging market currencies sold off against the US dollar led by notable losses in the Brazilian Real, Chinese yuan, and South African rand.

During the month of October, the Fund’s performance had been bouncing back, primarily driven by its risk on positioning taken starting in September along with allocations to the Euro, Productivity Basket, and US Financial Equity. Global equities rallied 1.91% - the second consecutive month of gains driven by a reduction in trade

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019 (UNAUDITED)

uncertainty and a robust Q3 reporting season. Within developed markets, US equities gained 2.04% led by healthcare and tech stocks. European equities rose 0.98%. Japanese equities increased by 5.38%, its best performing month in a year. Emerging markets outperformed with a 2.9% increase led by a 3.9% rise in Chinese equities. Indian equities also were a relative outperformer, as investors cheered on the surprise corporate tax cut from the Modi administration. Within fixed income, central banks in the developed world signaled a pause in more monetary policy easing. The Federal Reserve took out key words in its statement that suggested more imminent policy changes, the European Central Bank released minutes that showed dissent about the recent restart of its quantitative easing program, and the Bank of Japan reaffirmed its current policy settings during the October monetary policy meeting. As a result, yields on ten-year US Treasuries stayed largely unchanged, ending the month at 1.69%. Yields on two-year US Treasuries fell nearly 10 basis points (bps) to 1.52% level. As a result, the 2 year/10 year yield curve widened, allaying fears of a continued inverted yield curve. The US dollar declined -2.04%, as risk seeking sentiment permeated in global markets. The Euro was a primary beneficiary appreciating 2.32% to 1.12 against the greenback. The Japanese yen declined by -0.05%, to the relief of policymakers at the Bank of Japan, and ended October trading at 108.03 against the US dollar. The British pound rose 5.3% to the 1.3 level against the US dollar. Emerging market currencies rose in October, up 1.91% against the greenback.

Fundamental data continue to confirm our expectations that the third mini-slowdown in the post-crisis period, is beginning to bottom out. At the same time, central banks have committed to remaining on the sidelines until tangible progress is made on reaching inflation targets. This is a supportive backdrop for risk assets and we therefore raised our Risk Dial Score (RDS) level of 2.2 to 2.0, focusing our risk budget on the beneficiaries of global growth acceleration.

Within equities, we continue to expect more cyclical segments of global equities to outperform as growth re-accelerates and extreme positioning in defensive equities unwinds. Our risk allocation is therefore directed to such allocation as US Cyclicals, Chinese and South Korean equities. Given recent developments in UK elections and the prospect of a Tory party majority that would result in Brexit resolution as well as sizeable fiscal stimulus, we are looking closely at adding to our existing US Midcap equity exposure. Within fixed income, a reacceleration of growth, particularly in more cyclical EM countries should be supportive of EM local currency bonds. Widening growth differentials in favor of EM would arrest the ascendance of the USD and allow carry to be harvested. Modest yield compression may also be supportive, as inflation remains anchored and real yields continue to be at elevated levels, providing scope for rate cuts in support of growth. We are considering a selection of high conviction EM local currency allocations.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019 (UNAUDITED)

We appreciate your investment into the Pinebridge Dynamic Asset Allocation Fund and look forward to continuing to servicing your investment needs in the year ahead.

Warm Regards,

Michael Kelly

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

You cannot invest directly in an index.

Definition of Comparative Index And Other Investment Terms

Financial Times Stock Exchange (FTSE) World Government Bond Index (WGBI) is a market capitalization weighted index that is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI comprises sovereign debt from over 20 countries.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

Bloomberg Barclays Global Treasury Total Return Index includes investment-grade, local-currency denominated sovereign debt. All issues in the index are also part of the Global Aggregate Index and must be fixed-rate, non-convertible debt, and have at least a year-to maturity.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019 (UNAUDITED)

Comparison of Change in the Value of a $1,000,000 Investment in the PineBridge Dynamic Asset Allocation Fund, Institutional Shares, versus a blended benchmark of 60% MSCI ACWI and 40% Bloomberg Barclays Global Treasury Total Return Index Hybrid, and a blended benchmark of 60% MSCI ACWI and 40% FTSE World Government Bond Index Hybrid.

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2019
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	5.66%	4.74%	5.29%
Investor Servicing Shares**	5.58%	4.59%	5.22%
60% MSCI ACWI/40% Bloomberg Barclays Global Treasury Total Return Index Hybrid	11.77%	7.83%	8.39%
60% MSCI ACWI/40% FTSE World Government Bond Index Hybrid	11.89%	7.93%	8.42%

* The PineBridge Dynamic Asset Allocation Fund, Institutional Shares and Investor Servicing Shares, commenced operations on March 2, 2016.

**The graph is based on only Institutional Shares; performance for Investor Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited) †

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 63.8%

	Shares	Value

Australia — 0.4%
Alumina	17,232	$26,965
BHP Group	20,618	510,959
BlueScope Steel	3,656	33,595
Fortescue Metals Group	9,698	59,566
Rio Tinto	2,599	162,823
South32	35,209	61,892

		855,800

Austria — 0.2%
BAWAG Group *	2,808	115,875
Immobilien Anlagen	2,426	93,618
IMMOFINANZ	3,164	90,867
voestalpine	816	20,431
Wienerberger	4,283	115,790

		436,581

Belgium — 0.4%
Ackermans & van Haaren	622	95,247
Aedifica ‡	1,123	135,017

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Belgium — continued
Argenx *	557	$67,589
Barco	126	27,403
Elia System Operator	308	26,554
Euronav	8,281	93,374
KBC Ancora	2,483	118,249
Melexis	697	48,818
Sofina	360	79,579
Warehouses De Pauw CVA ‡	490	90,828

		782,658

Brazil — 3.3%
Ambev ADR *	81,192	349,938
Atacadao *	6,800	32,538
B2W Cia Digital *	3,200	40,525
B3 — Brasil Bolsa Balcao	34,700	418,857
Banco Bradesco ADR *	103,807	909,349
Banco BTG Pactual *	3,700	60,152
Banco do Brasil *	14,600	174,778
Banco Santander Brasil	15,200	179,724
Banco Santander Brasil ADR	7,058	82,861
BB Seguridade Participacoes	11,700	99,044
BR Malls Participacoes	13,400	51,054
BRF ADR *	9,773	85,611
Centrais Eletricas Brasileiras ADR *	18,889	185,301
Cia Brasileira de Distribuicao ADR *	2,767	57,055
Cia Energetica de Minas Gerais ADR	15,838	53,216
Cia Siderurgica Nacional ADR	10,944	31,957
Cielo	21,700	40,581
Equatorial Energia	4,610	116,822
Gerdau ADR	18,425	60,618
Hapvida Participacoes e Investimentos	5,800	81,306
Hypera *	6,600	56,644
Itau Unibanco Holding ADR	94,472	853,082
JBS	25,700	181,287
Localiza Rent a Car	24,800	265,902
Lojas Renner	23,330	296,039
Magazine Luiza	10,400	115,138
Natura Cosmeticos	12,000	93,744
Petrobras Distribuidora	11,900	84,269
Petroleo Brasileiro ADR *	25,271	410,401
Petroleo Brasileiro ADR, Cl A	42,954	648,176

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Brazil — continued
Raia Drogasil *	7,200	$197,410
Rumo *	18,500	105,543
Sul America	14,800	180,272
Suzano	14,800	121,005
Vale ADR, Cl B *	55,779	654,845
WEG	8,400	53,871

		7,428,915

Canada — 1.3%
B2Gold *	7,084	24,902
Bank of Montreal	4,634	343,038
Enbridge	23,160	843,509
First Quantum Minerals	4,832	40,832
Gibson Energy	11,030	192,277
Inter Pipeline	15,250	256,000
Keyera	9,070	210,240
Lundin Mining	4,641	23,432
Pembina Pipeline	9,290	327,065
TC Energy	11,890	599,330
Teck Resources, Cl B	3,507	55,437

		2,916,062

Chile — 0.0%
Antofagasta	2,759	30,993

China — 0.2%
Autohome ADR *	938	79,317
Baidu ADR *	3,561	362,688

		442,005

Colombia — 0.0%
Cementos Argos	6,369	14,377

Denmark — 0.4%
Ambu, Cl B	3,816	59,927
FLSmidth	2,109	75,465
GN Store Nord	2,840	124,813
Jyske Bank *	4,503	149,701
Ringkjoebing Landbobank	1,317	90,929
Rockwool International, Cl B	282	55,400
Royal Unibrew	1,207	98,956

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Denmark — continued
SimCorp	1,256	$112,217
Topdanmark	513	22,974

		790,382

Finland — 0.2%
Huhtamaki	2,971	137,512
Kemira	2,126	34,500
Kesko, Cl B	1,320	87,861
Konecranes, Cl A	2,694	83,078
Tieto	2,396	68,142
Valmet	3,026	67,633

		478,726

France — 1.0%
Air France-KLM *	6,656	79,245
ALD	4,034	57,139
Alten	1,245	136,703
Atos	2,549	197,354
BioMerieux	30	2,454
Capgemini	2,481	279,335
CGG *	16,097	37,378
Cie Plastic Omnium	3,385	92,495
Elis *	6,495	124,087
Gaztransport Et Technigaz	652	59,374
Ingenico Group	1,440	153,761
Korian	1,397	59,207
Nexity	2,557	132,267
Orange	151	2,432
Orpea	844	101,568
Rubis SCA	2,182	126,425
Schneider Electric	3,847	357,232
SOITEC *	410	45,110
Sopra Steria Group	944	129,394
Worldline *	1,353	82,165

		2,255,125

Germany — 1.6%
Aareal Bank	3,758	126,242
Allianz	1,002	244,739
alstria office ‡	6,803	127,468
Aurubis	2,294	112,548

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Germany — continued
Bechtle	1,011	$109,543
CANCOM	1,054	56,237
CTS Eventim & KGaA	1,979	119,739
Deutsche Pfandbriefbank	8,811	120,380
Dialog Semiconductor *	1,402	62,874
Evotec *	2,994	68,420
Freenet	5,558	123,326
Gerresheimer	1,167	94,037
Grand City Properties	3,896	91,075
GRENKE	1,261	119,332
HelloFresh *	5,741	100,014
LEG Immobilien	814	93,418
Merck KGaA	162	19,315
MorphoSys *	907	98,781
Nemetschek	1,808	91,951
ProSiebenSat.1 Media	7,352	108,564
Rational	91	69,268
Rheinmetall	1,192	143,380
Scout24	2,595	160,483
Siemens	3,223	371,611
Siltronic	733	69,669
Stroeer & KGaA	1,152	92,764
TAG Immobilien	2,697	65,514
thyssenkrupp	2,832	40,414
TLG Immobilien	2,394	70,088
United Internet	5,446	164,057
Wirecard	1,225	155,137

		3,490,388

Hong Kong — 0.4%
Aluminum Corp of China, Cl H *	28,000	8,326
Angang Steel, Cl H	10,400	3,491
ASM Pacific Technology	14,400	201,594
China Hongqiao Group	12,500	6,955
China Merchants Bank, Cl H	37,000	177,069
China Mobile	1,500	12,213
China Molybdenum, Cl H	27,000	8,545
China Oriental Group	8,000	2,797
China Petroleum & Chemical, Cl H	428,000	245,790
China Telecom, Cl H	86,000	36,657
China Zhongwang Holdings	11,600	4,826

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Hong Kong — continued
Country Garden Services Holdings	5,000	$17,005
Jiangxi Copper, Cl H	9,000	10,555
Longfor Group Holdings	38,500	160,172
Maanshan Iron & Steel, Cl H	14,000	5,306
MMG *	20,000	4,186

		905,487

Ireland — 0.0%
AIB Group	5,198	16,650
Glanbia	77	858

		17,508

Italy — 0.9%
A2A	21,061	42,257
Amplifon	1,963	49,304
Assicurazioni Generali	6,823	138,306
Azimut Holding	3,764	77,327
Banca Generali	800	26,089
Banco BPM *	50,935	115,718
BPER Banca	21,818	97,505
Buzzi Unicem	1,786	43,105
Cerved Group	10,414	101,280
De’ Longhi	2,491	45,841
DiaSorin	703	79,189
Enav	18,804	109,475
Freni Brembo	8,202	87,223
Hera	16,599	71,052
Infrastrutture Wireless Italiane	7,765	79,675
Interpump Group	2,852	78,121
Iren	24,373	75,624
Italgas	9,532	61,320
Moncler	7,331	282,408
Saipem *	22,346	101,185
STMicroelectronics	7,224	163,878
Unipol Gruppo	17,375	96,872

		2,022,754

Japan — 5.4%
Asahi Group Holdings	2,700	135,763
Bandai Namco Holdings	500	30,873
Capcom	2,100	49,918

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Japan — continued
Central Japan Railway	500	$103,227
COMSYS Holdings	2,200	65,395
Concordia Financial Group	7,300	30,149
Daifuku	2,300	123,743
Dai-ichi Life Holdings	8,300	137,232
Daiichi Sankyo	2,000	132,234
Daikin Industries	1,200	169,238
Disco	500	110,566
Fancl	3,100	88,272
FANUC	900	180,017
Fuji Electric	4,300	138,170
Fuji Oil Holdings	4,100	123,771
Fujitsu	3,900	347,457
Harmonic Drive Systems	2,600	121,826
Hikari Tsushin	300	66,173
HIS	1,800	46,938
Hitachi	9,900	373,026
Hitachi Metals	1,500	19,002
Hoya	1,400	124,495
Inpex	5,700	53,231
ITOCHU	9,200	193,473
Itochu Techno-Solutions	4,000	108,269
JFE Holdings	3,400	43,039
Kakaku.com	2,600	60,745
Kawasaki Heavy Industries	8,000	194,314
KDDI	100	2,777
Keyence	900	573,553
KH Neochem	2,300	56,589
Kobe Steel	2,100	11,434
Koito Manufacturing	2,100	111,233
Komatsu	3,800	90,047
Kubota	6,700	107,458
Kurita Water Industries	1,600	46,523
Kusuri no Aoki Holdings	800	59,932
Lacto Japan	800	26,002
M3 *	2,100	50,638
Maruichi Steel Tube	400	11,038
Matsuoka	900	16,543
Medipal Holdings	8,500	195,361
Meiko Electronics	3,000	49,949
Minebea	7,900	152,162

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Japan — continued
Mitsubishi	5,300	$135,653
Mitsubishi Electric	19,900	286,826
Mitsubishi Materials	800	23,187
Mitsubishi UFJ Financial Group	21,100	111,332
Mitsui Fudosan	8,500	218,895
MS&AD Insurance Group Holdings	5,400	175,466
Murata Manufacturing	2,900	157,447
NEC	1,300	51,764
Nidec	1,200	178,739
Nihon Unisys	3,800	126,151
Nippon Steel	5,600	82,530
Nippon Telegraph & Telephone	4,300	214,064
Nitori Holdings	500	76,442
Nomura Research Institute	5,700	121,981
NTT Data	13,800	182,995
NTT DOCOMO	2,100	57,853
Obic	800	101,120
Omron	4,200	248,912
Oracle Japan	1,000	88,712
Otsuka	3,200	130,086
Pan Pacific International Holdings	9,000	142,263
Penta-Ocean Construction	10,300	63,618
PeptiDream *	2,200	111,233
PKSHA Technology *	800	31,225
Recruit Holdings	1,900	63,533
Relo Group	1,400	34,550
Renesas Electronics *	29,400	201,463
Rengo	10,000	73,155
Sankyu	1,500	76,952
Santen Pharmaceutical	6,500	115,867
SCSK	2,400	123,123
Seven & i Holdings	11,800	448,004
Shima Seiki Manufacturing	1,500	36,323
Shimadzu	5,100	137,807
Shimano	500	83,804
Shin-Etsu Chemical	1,200	135,124
SoftBank Group	2,800	108,640
Sony	1,300	79,753
Stanley Electric	3,600	101,009
Sumitomo Bakelite	2,100	88,383
Sumitomo Metal Mining	5,200	176,046

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Japan — continued
Sumitomo Mitsui Financial Group	4,800	$172,460
Suzuki Motor	3,600	171,249
Terumo	2,300	75,609
THK	4,200	122,706
Tohoku Electric Power	13,200	136,168
Tokyo Century	1,300	60,673
Tokyu	4,600	87,365
Topcon	3,700	51,599
Towa	3,100	30,888
Toyota Motor	3,500	244,439
Trend Micro *	7,200	366,701
West Japan Railway	1,400	122,084
W-Scope	5,500	33,869
Yamaha	1,100	51,644
Yaskawa Electric	1,500	58,061
Yokogawa Electric	5,300	98,010
Zenkoku Hosho	2,100	88,383

		12,105,733

Netherlands — 0.7%
Aalberts	4,013	161,394
Altice Europe *	12,419	70,917
APERAM	1,371	34,954
ASM International	944	94,819
ASR Nederland	1,965	71,905
BE Semiconductor Industries	2,497	92,264
Corbion	3,500	101,102
Euronext	1,932	155,682
Galapagos *	851	156,415
IMCD	1,911	148,980
Intertrust	2,958	56,216
Koninklijke Ahold Delhaize	2,356	58,662
OCI *	2,673	59,952
SBM Offshore	4,579	78,724
Signify	3,304	96,693
Takeaway.com *	1,159	94,362
TKH Group	2,214	113,241

		1,646,282

Norway — 0.4%
Bakkafrost P	1,345	84,098

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Norway — continued
Entra	6,113	$91,467
Leroy Seafood Group	7,431	49,808
Norsk Hydro	9,452	33,353
Salmar	1,069	49,811
SpareBank 1 SR-Bank	9,336	99,490
Storebrand	11,279	79,722
Subsea 7 *	11,240	105,114
TGS NOPEC Geophysical	4,841	125,392
Tomra Systems	2,832	76,250

		794,505

Philippines — 0.0%
International Container Terminal Services	35,670	83,437

Portugal — 0.1%
NOS SGPS	22,535	133,835

South Africa — 0.0%
AngloGold Ashanti	3,616	79,064

South Korea — 3.4%
Amorepacific	420	69,311
AMOREPACIFIC Group	408	29,668
BNK Financial Group	4,151	24,796
Celltrion *	994	170,871
Celltrion Healthcare *	610	28,889
CJ CheilJedang	128	25,139
Daelim Industrial	412	32,225
DB Insurance	739	32,077
E-MART	299	28,655
Fila Korea	587	29,061
GS Engineering & Construction	920	24,434
GS Holdings	775	33,073
Hana Financial Group	3,375	97,759
Hankook Tire & Technology	1,065	28,423
Hanon Systems	2,551	25,434
Helixmith *	243	20,218
HLB *	387	55,882
Hotel Shilla	402	26,778
Hyundai Engineering & Construction	967	35,698
Hyundai Glovis	266	34,523
Hyundai Heavy Industries Holdings	135	39,626

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

South Korea — continued
Hyundai Mobis	734	$150,150
Hyundai Motor	1,738	182,248
Hyundai Steel	1,079	29,492
Industrial Bank of Korea	3,320	33,672
Kakao	3,201	389,309
Kangwon Land	1,611	43,409
KB Financial Group	4,393	158,396
Kia Motors	2,957	108,144
Korea Aerospace Industries	974	31,812
Korea Electric Power *	3,018	66,018
Korea Investment Holdings	582	33,916
Korea Shipbuilding & Offshore Engineering *	467	48,970
Korea Zinc	100	37,346
KT&G	1,356	116,550
LG	1,250	74,563
LG Chemical	552	145,894
LG Display *	2,994	35,127
LG Electronics	1,241	71,359
LG Household & Health Care	115	124,642
Lotte Chemical	213	41,558
Mirae Asset Daewoo	5,908	36,308
NAVER	4,284	603,873
NCSoft	188	83,380
Netmarble *	322	24,881
Orion	313	28,517
POSCO	873	158,700
Samsung Biologics *	191	65,420
Samsung C&T	1,066	91,624
Samsung Electro-Mechanics	648	62,937
Samsung Electronics	51,112	2,214,143
Samsung Engineering *	2,172	33,230
Samsung Fire & Marine Insurance	380	70,712
Samsung Heavy Industries *	5,624	35,046
Samsung Life Insurance	938	56,919
Samsung SDI	607	118,692
Samsung SDS	414	71,701
Samsung Securities	1,047	30,237
Shinhan Financial Group	4,954	180,966
Shinsegae	106	21,502
SK Holdings	448	99,538
SK Hynix	5,887	414,916

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

South Korea — continued
SK Innovation	632	$86,914
SK Telecom	260	52,963
S-Oil	542	46,446
Woongjin Coway	640	50,498
Woori Financial Group	5,657	57,132
Yuhan	131	25,278

		7,637,588

Spain — 0.5%
Acciona	317	33,039
Acerinox *	10,359	96,794
ACS Actividades de Construccion y Servicios	4,125	167,417
Applus Services	8,017	96,656
Bolsas y Mercados Espanoles SHMSF	1,519	42,117
CIE Automotive	3,208	79,858
Grupo Catalana Occidente	2,119	74,208
Inmobiliaria Colonial Socimi ‡	8,743	112,918
Masmovil Ibercom *	2,615	60,430
Merlin Properties Socimi ‡	8,372	123,252
Viscofan	2,760	149,540

		1,036,229

Sweden — 1.4%
AAK	4,631	82,062
AF POYRY	2,396	50,919
Atlas Copco, Cl B	1,934	59,909
Axfood	4,026	86,643
BillerudKorsnas	5,010	60,137
Boliden	1,921	51,657
Bravida Holding	12,714	116,992
Castellum	1,313	26,822
Dometic Group	9,486	87,888
Elekta, Cl B	7,234	100,767
Evolution Gaming Group	3,215	76,748
Fabege	4,396	65,560
Fastighets Balder, Cl B *	1,627	63,020
Hemfosa Fastigheter	6,437	66,299
Hexagon, Cl B	4,489	229,153
Hexpol	12,944	115,288
Holmen, Cl B	2,519	74,247
Hufvudstaden, Cl A	2,190	36,630

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Sweden — continued
ICA Gruppen	6,451	$285,280
Indutrade	3,683	113,362
Intrum	1,350	36,352
JM	1,378	35,250
Kungsleden	9,842	89,392
Lifco, Cl B	594	29,602
Loomis, Cl B	2,416	93,330
Nibe Industrier, Cl B	8,027	109,735
Nordic Entertainment Group, Cl B	3,376	95,801
Pandox, Cl B	855	17,090
Peab	9,189	77,370
SSAB, Cl B	29,801	74,875
Svenska Cellulosa SCA, Cl B	13,326	135,748
Sweco, Cl B	3,434	120,777
Swedish Orphan Biovitrum *	3,876	61,377
Thule Group	5,228	106,285
Trelleborg, Cl B	9,137	147,572
Wallenstam, Cl B	2,533	27,728
Wihlborgs Fastigheter	7,787	117,663

		3,225,330

Switzerland — 1.1%
ABB	8,656	181,543
ams *	1,811	80,958
Banque Cantonale Vaudoise	60	47,015
BKW	177	13,062
Bucher Industries	351	108,378
Cembra Money Bank	1,259	133,238
DKSH Holding	1,497	71,049
dormakaba Holding	140	89,620
Emmi	89	75,332
Flughafen Zurich	816	146,987
Forbo Holding	61	97,081
Galenica *	2,462	147,121
Georg Fischer	146	139,118
Helvetia Holding	301	42,229
Idorsia *	2,785	63,294
Landis+Gyr Group *	720	66,745
Logitech International	4,728	193,433
OC Oerlikon	10,025	102,638
Siegfried Holding	227	92,388

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

Switzerland — continued
SIG Combibloc Group *	4,198	$58,044
Sonova Holding	222	50,859
Sunrise Communications Group	1,402	108,934
Tecan Group	535	126,469
Valiant Holding	1,232	124,886
VAT Group *	1,039	152,348
Vontobel Holding	788	45,850

		2,558,619

Taiwan — 0.2%
Advantech	21,000	207,996
CTBC Financial Holding	230,000	160,181

		368,177

United Kingdom — 2.4%
Aggreko	2,920	29,911
Anglo American	7,374	189,281
Ascential	5,030	22,753
Ashmore Group	4,530	27,321
Assura ‡	29,090	28,186
AstraZeneca	257	24,971
Auto Trader Group	11,103	80,857
Avast	5,760	30,949
Aviva	14,453	77,733
B&M European Value Retail	9,240	44,322
Balfour Beatty	8,370	24,438
BBA Aviation	11,780	46,327
Beazley	5,560	42,241
Bellway	1,170	47,892
BHP Group	14,783	313,051
Big Yellow Group ‡	1,940	28,698
Bodycote	2,860	26,526
Bovis Homes Group	1,930	29,250
Britvic	2,730	34,903
Cairn Energy *	8,810	20,291
Capita *	15,830	32,009
Capital & Counties Properties	8,910	29,431
Centamin	12,570	18,896
Cineworld Group	11,510	33,204
Close Brothers Group	1,990	35,650
Cobham	24,980	51,061

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United Kingdom — continued
ConvaTec Group	15,270	$38,996
Countryside Properties	6,110	27,954
Cranswick	610	24,527
Dechra Pharmaceuticals	1,040	35,430
Derwent London ‡	1,010	46,445
Direct Line Insurance Group	13,600	47,935
Dixons Carphone	12,700	21,592
easyJet	2,730	43,780
Electrocomponents	4,580	40,354
Entertainment One	3,650	26,311
Evraz	3,555	16,910
Experian	9,246	290,798
Firstgroup *	15,450	25,837
G4S	15,930	42,673
Games Workshop Group	360	20,845
Genus	760	28,491
Glanbia	11,824	132,269
GlaxoSmithKline	12,110	277,436
Glencore *	76,817	231,499
Grafton Group	2,760	27,922
Grainger	8,620	28,674
Great Portland Estates ‡	3,200	32,647
Greggs	1,170	26,916
GVC Holdings	4,680	53,954
Hammerson ‡	8,580	32,231
Hays	15,370	31,278
HomeServe	2,900	43,538
Howden Joinery Group	6,010	44,951
IG Group Holdings	3,920	32,264
IMI	3,160	41,056
Inchcape	4,990	41,692
Inmarsat	5,300	37,773
Intermediate Capital Group	2,730	52,550
Investec	7,560	42,853
IWG	7,240	35,957
J D Wetherspoon	1,600	30,322
John Laing Group	5,270	24,917
John Wood Group	8,710	38,169
Jupiter Fund Management	5,700	25,296
KAZ Minerals	2,920	17,755
Lancashire Holdings	2,760	25,438

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United Kingdom — continued
LondonMetric Property ‡	11,020	$33,089
Man Group	17,250	32,065
Marks & Spencer Group	19,570	46,010
Marshalls	2,790	25,714
Merlin Entertainments	7,670	45,156
Micro Focus International	3,270	44,900
Moneysupermarket.com Group	7,200	31,999
Network International Holdings *	3,440	24,107
OneSavings Bank	4,920	22,943
Pagegroup	4,010	23,125
Pennon Group	4,370	50,844
Pets at Home Group	5,800	15,492
Playtech	3,890	19,788
Primary Health Properties ‡	17,760	32,530
QinetiQ Group	6,610	26,988
Quilter	19,710	34,953
Redrow	3,490	27,215
Renishaw	460	22,571
Rio Tinto	7,945	413,104
Rotork	10,790	42,126
Royal Mail	10,190	27,931
Savills	1,920	22,819
Shaftesbury ‡	2,650	32,439
Softcat	1,600	19,493
Sophos Group	3,590	26,405
Spectris	1,450	44,928
Spirent Communications	7,080	18,232
SSP Group	4,550	37,544
Tate & Lyle	4,990	43,501
Taylor Wimpey	19,851	42,557
TP ICAP	6,520	28,960
Trainline *	4,160	22,444
Travis Perkins	2,560	47,520
Tritax Big Box ‡	21,750	42,345
Tullow Oil	14,200	37,873
UDG Healthcare	2,700	27,035
UK Commercial Property ‡	6,300	7,157
Ultra Electronics Holdings	830	20,965
UNITE Group ‡	3,210	46,778
Victrex	1,110	31,575
Virgin Money UK	14,520	25,852

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United Kingdom — continued
Weir Group	2,740	$47,791
WH Smith	1,250	35,428
William Hill	11,050	28,284
Wizz Air Holdings *	750	37,054

		5,376,016

United States — 37.9%

Communication Services — 2.8%
Activision Blizzard	1,490	83,485
Alphabet, Cl A *	596	750,245
Alphabet, Cl C *	719	906,019
AT&T	14,734	567,112
CenturyLink	1,137	14,713
Charter Communications, Cl A *	404	189,015
Cogent Communications Holdings	874	51,251
Comcast, Cl A	9,041	405,218
Discovery *	366	9,865
Discovery, Cl C *	13,729	346,520
Electronic Arts *	556	53,598
Facebook, Cl A *	4,887	936,594
Fox	102	3,186
Gannett	3,136	34,026
Interpublic Group of	136	2,958
Iridium Communications *	2,190	53,589
Netflix *	837	240,562
Omnicom Group	711	54,882
Scholastic	996	38,346
SINA *	7,184	284,486
Spok Holdings	2,965	35,284
T-Mobile US *	682	56,374
TripAdvisor *	94	3,798
Verizon Communications	8,702	526,210
Viacom, Cl B	2,203	47,497
Vonage Holdings *	4,918	48,049
Walt Disney	3,438	446,665

		6,189,547

Consumer Discretionary — 3.7%
Abercrombie & Fitch, Cl A	1,944	31,473
Amazon.com *	965	1,714,477
American Axle & Manufacturing Holdings *	3,730	31,183

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Discretionary — continued
Aptiv	530	$47,462
Asbury Automotive Group *	478	49,296
AutoZone *	382	437,153
Best Buy	3,420	245,659
Big Lots	1,437	31,140
BJ’s Restaurants	849	33,612
Bloomin’ Brands	2,171	43,008
Booking Holdings *	98	200,779
Boot Barn Holdings *	818	28,671
BorgWarner	108	4,501
Caleres	1,497	32,215
Callaway Golf	2,481	50,166
Career Education *	2,070	29,311
Carnival	850	36,456
Cato, Cl A	1,684	29,453
Cavco Industries *	221	42,355
Century Communities *	1,100	33,187
Children’s Place	476	38,989
Chipotle Mexican Grill, Cl A *	67	52,137
Cooper Tire & Rubber	1,564	44,167
Core-Mark Holding	1,247	38,058
Crocs *	1,518	53,115
Darden Restaurants	139	15,606
Dave & Buster’s Entertainment	892	35,484
Designer Brands, Cl A	2,029	33,479
Dine Brands Global	467	34,161
Dollar General	520	83,377
Dollar Tree *	512	56,525
Dorman Products *	694	49,933
eBay	2,134	75,224
Expedia Group	115	15,716
Ford Motor	8,800	75,592
Fox Factory Holding *	912	55,577
Garmin	102	9,562
General Motors	3,001	111,517
Genesco *	731	28,399
Gentherm *	1,202	50,208
G-III Apparel Group *	1,252	31,438
Group 1 Automotive	476	47,333
Guess?	1,740	29,145
Hanesbrands	155	2,358

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Discretionary — continued
Hasbro	50	$4,865
Hilton Worldwide Holdings	664	64,381
Home Depot	2,627	616,242
Installed Building Products *	498	32,480
iRobot *	739	35,516
Kontoor Brands	1,127	42,826
Las Vegas Sands	710	43,906
La-Z-Boy, Cl Z	1,244	44,174
LCI Industries	609	59,146
LGI Homes *	416	32,648
Lithia Motors, Cl A	515	81,102
Lowe’s	1,648	183,933
Lululemon Athletica *	230	46,982
Marriott International, Cl A	560	70,868
McDonald’s	1,625	319,638
MDC Holdings	1,001	38,749
MercadoLibre *	80	41,722
Meritage Homes *	782	56,374
Monro	755	52,933
Newell Brands	346	6,564
NIKE, Cl B	2,610	233,726
Norwegian Cruise Line Holdings *	178	9,035
Office Depot	18,357	37,815
O’Reilly Automotive *	184	80,134
Oxford Industries	489	33,673
PulteGroup	274	10,752
Ralph Lauren, Cl A	3	288
Rent-A-Center, Cl A	1,420	36,735
RH *	376	68,319
Ross Stores	951	104,296
Royal Caribbean Cruises	360	39,179
Ruth’s Hospitality Group	1,759	36,200
ServiceMaster Global Holdings *	4,206	169,838
Shake Shack, Cl A *	709	58,337
Sleep Number *	750	36,090
Stamps.com *	451	38,078
Starbucks	2,992	253,004
Steven Madden	1,747	71,941
Strategic Education	499	61,392
Target	1,121	119,846
Tesla *	270	85,028

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Discretionary — continued
TJX	2,510	$144,702
TopBuild *	722	75,037
VF	700	57,603
Whirlpool	16	2,434
Wingstop	660	55,064
Winnebago Industries	931	44,753
Wolverine World Wide	2,114	62,744
Yum! Brands	640	65,094

		8,184,843

Consumer Staples — 0.5%
Altria Group	4,085	182,967
Andersons	1,684	31,019
Avon Products *	10,459	44,869
B&G Foods	1,816	28,239
Calavo Growers	413	35,819
Cal-Maine Foods *	846	33,747
Central Garden & Pet, Cl A *	1,497	42,335
Chefs’ Warehouse *	834	27,626
Clorox	930	137,352
Coca-Cola	268	14,587
Coca-Cola Consolidated	107	29,357
Colgate-Palmolive	268	18,385
Coty, Cl A	94	1,099
Darling Ingredients *	3,821	73,745
Estee Lauder, Cl A	23	4,284
General Mills	173	8,799
Hershey	84	12,337
J&J Snack Foods	302	57,610
JM Smucker	64	6,764
John B Sanfilippo & Son	341	36,187
Kellogg	68	4,320
Kimberly-Clark	190	25,247
Kroger	80	1,971
Medifast	322	35,723
Mondelez International, Cl A	8	420
Monster Beverage *	114	6,399
PepsiCo	158	21,673
Philip Morris International	245	19,953
PriceSmart	564	41,792
Procter & Gamble	593	73,834

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Consumer Staples — continued
Sysco	230	$18,370
Tyson Foods, Cl A	176	14,571
Universal	629	34,469
USANA Health Sciences *	412	30,533
Vector Group	2,658	32,428
Walgreens Boots Alliance	53	2,903
Walmart	174	20,403
WD-40	267	50,036

		1,262,172

Energy — 2.4%
Antero Midstream	19,190	123,584
Apache	1,140	24,692
Archrock	3,543	34,155
Baker Hughes, Cl A	1,200	25,680
Cabot Oil & Gas	1,692	31,539
Callon Petroleum *	8,633	32,805
Carrizo Oil & Gas *	3,692	27,173
Cheniere Energy *	4,830	297,286
Chevron	3,735	433,783
Concho Resources	420	28,358
ConocoPhillips	8,323	459,430
Denbury Resources *	20,325	20,286
Devon Energy	1,188	24,093
Dril-Quip *	986	40,446
EOG Resources	870	60,300
Equitrans Midstream	11,510	160,219
Exxon Mobil	8,327	562,655
Halliburton	1,720	33,110
Helix Energy Solutions Group *	4,285	36,808
Helmerich & Payne	145	5,437
Hess	530	34,847
HollyFrontier	629	34,557
Kinder Morgan	28,690	573,226
Marathon Petroleum	1,130	72,264
Matrix Service *	1,774	33,280
Nabors Industries	14,533	26,886
National Oilwell Varco	138	3,122
Newpark Resources *	4,404	26,424
NexTier Oilfield Solutions *	5,319	22,980
Noble Energy	1,375	26,483

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Energy — continued
Occidental Petroleum	1,577	$63,869
Oil States International *	2,211	31,551
ONEOK	6,451	450,473
PDC Energy *	1,712	34,154
Phillips 66	891	104,087
Pioneer Natural Resources	250	30,755
Plains GP Holdings, Cl A	8,670	160,915
Schlumberger	2,619	85,615
SEACOR Holdings *	724	31,067
SM Energy	3,594	28,177
SRC Energy *	8,502	26,526
Tallgrass Energy, Cl A	10,580	197,423
Targa Resources	6,690	260,107
TechnipFMC	1,349	26,616
Valaris, Cl A *	6,137	25,223
Valero Energy	570	55,279
Whiting Petroleum *	3,458	21,924
Williams	17,696	394,798

		5,344,467

Financials — 6.6%
Aflac	375	19,935
Allstate	3,174	337,777
Ambac Financial Group *	1,957	40,118
American Equity Investment Life Holding	2,397	59,158
American Express	156	18,296
Ameriprise Financial	89	13,429
Ameris Bancorp	1,472	63,075
Aon	69	13,328
Apollo Commercial Real Estate Finance ‡	1,671	30,579
Associated Banc-Corp	50	1,005
Athene Holding, Cl A *	424	18,380
Axos Financial *	1,418	41,193
Banc of California	2,648	36,463
BancorpSouth Bank	32	981
Bank of America	58,219	1,820,508
Bank of Hawaii	2,542	221,942
Bank of New York Mellon	5,537	258,855
Banner	716	38,650
BB&T	6,883	365,143
Berkshire Hathaway, Cl B *	526	111,817

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Financials — continued
Blucora *	1,414	$30,585
Boston Private Financial Holdings	4,188	47,115
Brookline Bancorp	2,584	40,569
Cadence BanCorp, Cl A	3,091	47,540
Capstead Mortgage ‡	5,955	46,032
Cathay General Bancorp	29	1,032
Central Pacific Financial	2,047	59,199
Charles Schwab	360	14,656
Citigroup	12,381	889,699
Citizens Financial Group	5,918	208,077
City Holding	17	1,349
Columbia Banking System	1,514	59,500
Comerica	2,931	191,746
Commerce Bancshares	16	1,030
Community Bank System	908	61,544
Cullen	375	33,780
Customers Bancorp *	2,209	52,088
CVB Financial	1,931	40,126
Dime Community Bancshares	1,931	37,249
Discover Financial Services	129	10,354
E*TRADE Financial	144	6,018
Eagle Bancorp	868	39,182
East West Bancorp	1,895	81,333
eHealth *	458	31,620
Employers Holdings	1,098	46,489
Encore Capital Group *	824	27,349
FactSet Research Systems	213	54,000
Fifth Third Bancorp	22,889	665,612
First BanCorp	5,490	57,755
First Commonwealth Financial	4,643	65,420
First Financial Bancorp	2,244	52,599
First Financial Bankshares	16	532
First Midwest Bancorp	2,842	58,375
First Republic Bank	1,801	191,554
Flagstar Bancorp	27	981
Franklin Resources	327	9,009
Fulton Financial	59	1,007
Glacier Bancorp	1,403	59,375
Goldman Sachs Group	1,351	288,276
Granite Point Mortgage Trust ‡	2,313	43,022
Great Western Bancorp	1,508	52,584

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Financials — continued
Hancock Whitney	23	$897
Hanmi Financial	2,831	54,497
Hartford Financial Services Group	614	35,047
Home BancShares	51	942
HomeStreet *	171	5,132
Hope Bancorp	3,457	49,331
Horace Mann Educators	968	42,166
Independent Bank	735	60,329
Intercontinental Exchange	96	9,055
International Bancshares	20	819
Invesco Mortgage Capital ‡	3,067	48,275
James River Group Holdings	938	33,590
JPMorgan Chase	18,048	2,254,556
LegacyTexas Financial Group	1,066	45,348
LendingTree *	8	2,879
Loews	195	9,555
LPL Financial Holdings	161	13,015
M&T Bank	2,084	326,209
MarketAxess Holdings	14	5,160
MetLife	214	10,013
Moody’s	55	12,138
Morgan Stanley	6,000	276,300
MSCI, Cl A	21	4,926
National Bank Holdings, Cl A	1,523	52,391
NBT Bancorp	1,066	42,373
New York Mortgage Trust ‡	7,527	47,119
NMI Holdings, Cl A *	1,691	49,462
Northern Trust	885	88,217
Northfield Bancorp	3,175	54,007
Northwest Bancshares	2,618	44,166
OFG Bancorp	1,715	34,832
Old National Bancorp	2,932	52,761
Opus Bank	46	1,140
Oritani Financial	536	10,002
Pacific Premier Bancorp	1,366	46,109
PacWest Bancorp	27	999
PennyMac Mortgage Investment Trust ‡	1,597	36,555
Pinnacle Financial Partners	2,361	138,874
Piper Jaffray	553	43,433
PNC Financial Services Group	1,086	159,316
PRA Group *	1,168	39,630

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Financials — continued
Principal Financial Group	142	$7,580
ProAssurance	1,149	45,064
Progressive	289	20,143
Prosperity Bancshares	14	966
Provident Financial Services	2,523	62,949
Raymond James Financial	112	9,351
Redwood Trust ‡	1,874	30,621
Regions Financial	13,097	210,862
RLI	695	67,637
S&P Global	37	9,546
S&T Bancorp	1,530	57,612
ServisFirst Bancshares	1,239	43,365
Signature Bank NY	8	947
Simmons First National, Cl A	2,314	55,351
Southside Bancshares	1,552	53,466
State Street	1,406	92,894
Stewart Information Services	1,085	44,398
SVB Financial Group *	511	113,176
Synchrony Financial	127	4,492
T Rowe Price Group	253	29,297
TCF Financial	1,888	74,746
TD Ameritrade Holding	2,697	103,511
Tompkins Financial	52	4,551
TrustCo Bank NY	6,409	55,374
Trustmark	30	1,030
UMB Financial	14	914
Umpqua Holdings	802	12,688
United Bankshares	27	1,068
United Community Banks	1,764	53,290
United Fire Group	761	34,641
Universal Insurance Holdings	1,129	30,607
Unum Group	116	3,195
US Bancorp	9,752	556,059
Valley National Bancorp	90	1,042
Veritex Holdings	1,859	45,769
Virtus Investment Partners	300	32,544
Waddell & Reed Financial, Cl A	2,324	38,485
Walker & Dunlop	869	54,738
Washington Federal	577	21,037
Webster Financial	474	20,903
Wells Fargo	18,266	943,074

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Financials — continued
Westamerica Bancorporation	516	$34,066
Wintrust Financial	2,766	176,526

		14,717,134

Health Care — 1.8%
Abbott Laboratories	471	39,380
AbbVie	347	27,604
ABIOMED *	8	1,661
Addus HomeCare *	388	32,674
Agilent Technologies	35	2,651
Alexion Pharmaceuticals *	57	6,008
Align Technology *	5	1,261
AmerisourceBergen, Cl A	9	768
Amgen	110	23,457
AMN Healthcare Services *	1,044	61,345
Amphastar Pharmaceuticals *	1,396	26,964
Anthem	82	22,065
Arrowhead Pharmaceuticals *	2,163	86,628
Baxter International	55	4,219
Biogen *	479	143,082
BioTelemetry *	889	34,991
Bristol-Myers Squibb	1,459	83,703
Cambrex *	854	51,009
Cardinal Health	178	8,802
Cardiovascular Systems *	875	38,955
Celgene *	1,689	182,463
Cigna	83	14,812
Community Health Systems *	4,351	15,403
CONMED	607	66,782
Cooper	55	16,005
Corcept Therapeutics *	2,726	39,772
CryoLife *	1,420	31,879
CVS Health	382	25,361
Edwards Lifesciences *	39	9,297
Eli Lilly	598	68,142
Emergent BioSolutions *	1,092	62,419
Enanta Pharmaceuticals *	467	28,431
Endo International *	6,289	28,867
Ensign Group	1,125	47,531
Genomic Health *	535	35,674
Gilead Sciences	310	19,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Health Care — continued
HCA Healthcare	102	$13,621
Henry Schein *	146	9,137
HMS Holdings *	1,983	64,824
Hologic *	145	7,005
IDEXX Laboratories *	13	3,705
Integer Holdings *	759	58,777
Intuitive Surgical *	10	5,530
Jazz Pharmaceuticals *	167	20,980
Johnson & Johnson	896	118,308
LHC Group *	630	69,911
Luminex	1,860	38,121
Magellan Health *	616	39,978
McKesson	12	1,596
Medicines *	1,672	87,763
Medpace Holdings *	633	46,608
Medtronic	295	32,126
Merck	5,295	458,865
Merit Medical Systems *	1,431	29,557
Mesa Laboratories	139	31,657
Mettler-Toledo International *	12	8,459
Momenta Pharmaceuticals *	2,889	44,722
Myriad Genetics *	1,897	63,872
Natus Medical *	1,080	36,374
Neogen *	1,203	78,267
NeoGenomics *	2,397	54,963
NextGen Healthcare *	1,983	33,523
Omnicell *	968	68,138
Orthofix Medical *	814	34,212
Pacira BioSciences *	1,104	44,701
Pfizer	1,254	48,116
Regeneron Pharmaceuticals *	9	2,757
REGENXBIO *	856	30,551
Select Medical Holdings *	2,654	48,356
Spectrum Pharmaceuticals *	3,698	28,696
Supernus Pharmaceuticals *	1,467	40,768
Tabula Rasa HealthCare *	623	31,736
Tactile Systems Technology *	626	28,433
Teleflex	24	8,338
Thermo Fisher Scientific	26	7,851
UnitedHealth Group	195	49,277
Universal Health Services, Cl B	55	7,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Health Care — continued
US Physical Therapy	301	$42,582
Vanda Pharmaceuticals *	2,138	28,884
Varex Imaging *	1,373	41,204
Veeva Systems, Cl A *	3,586	508,602
Xencor *	1,233	42,181

		3,991,007

Industrials — 4.3%
3M	1,350	222,737
AAON	843	41,020
AAR	837	34,945
ABM Industries	1,461	53,268
Actuant, Cl A	1,972	48,846
Aegion, Cl A *	1,449	31,400
Aerojet Rocketdyne Holdings *	1,561	67,482
AeroVironment *	574	33,281
Albany International, Cl A	638	53,579
Allegiant Travel, Cl A	249	41,665
Allison Transmission Holdings	7,244	315,911
American Woodmark *	399	39,565
AMETEK	570	52,241
Apogee Enterprises	955	35,851
Applied Industrial Technologies	939	56,190
ArcBest	955	27,590
Arconic	409	11,235
Arcosa	1,130	43,403
Astec Industries	1,056	37,055
AZZ	789	30,605
Barnes Group	1,095	64,003
Boeing	1,169	397,355
Brady, Cl A	1,028	57,918
Caterpillar	1,427	196,641
CH Robinson Worldwide	1,046	79,119
Chart Industries *	888	52,063
Cintas	232	62,331
CIRCOR International *	794	30,402
Comfort Systems USA	910	45,873
CoStar Group *	80	43,962
CSX	2,041	143,421
Cubic	737	54,346
Cummins	442	76,236

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Industrials — continued
Deere	620	$107,967
Delta Air Lines	247	13,605
Dover	190	19,739
Eaton	870	75,786
Echo Global Logistics *	1,447	28,810
Emerson Electric	1,250	87,688
Encore Wire	600	33,720
EnPro Industries	578	40,200
ESCO Technologies	585	49,427
Exponent	1,027	65,245
Fastenal	1,170	42,050
Federal Signal	1,456	47,233
FedEx	510	77,857
Fortive	792	54,648
Forward Air	616	42,609
Franklin Electric	843	45,396
FTI Consulting *	810	88,185
General Dynamics	510	90,168
General Electric	20,028	199,879
Gibraltar Industries *	985	52,432
GMS *	1,120	33,555
Greenbrier	1,061	31,077
Harsco *	2,050	41,554
Hawaiian Holdings	1,263	36,134
Hillenbrand	1,595	49,110
Honeywell International	4,719	815,113
Hub Group, Cl A *	858	39,296
Huntington Ingalls Industries	44	9,929
IHS Markit *	1,015	71,070
Illinois Tool Works	695	117,163
Ingersoll-Rand	490	62,176
Jacobs Engineering Group	140	13,101
John Bean Technologies	698	71,733
Johnson Controls International	1,650	71,495
Kaman	635	37,255
Korn Ferry	1,368	50,192
L3Harris Technologies	2,507	517,219
Landstar System	1,623	183,642
Lockheed Martin	586	220,735
Macquarie Infrastructure	4,910	211,817
Masco	21	971

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Industrials — continued
Matson	1,035	$39,516
Matthews International, Cl A	1,009	37,313
Mobile Mini	1,167	43,903
Moog, Cl A	710	59,434
Mueller Industries	1,489	45,817
Norfolk Southern	558	101,556
Northrop Grumman	330	116,318
PACCAR	690	52,481
Parker-Hannifin	288	52,845
Patrick Industries *	744	36,761
PGT Innovations *	2,098	37,051
Pitney Bowes	6,491	28,560
Proto Labs *	625	60,606
Quanex Building Products	1,773	34,201
Raven Industries	1,206	42,065
Raytheon	560	118,838
Republic Services, Cl A	591	51,718
Rockwell Automation	1,742	299,607
Roper Technologies	220	74,131
Saia *	569	50,755
Simpson Manufacturing	824	68,095
SkyWest	1,066	63,480
Snap-on	72	11,712
Southwest Airlines	513	28,795
SPX *	1,032	46,997
SPX FLOW *	1,161	52,570
Standex International	475	35,996
Stanley Black & Decker	320	48,426
Tennant	547	42,354
TransDigm Group *	100	52,628
Triumph Group	1,428	29,660
TrueBlue *	1,641	37,579
UniFirst	323	64,871
Union Pacific	1,492	246,866
United Airlines Holdings *	73	6,631
United Parcel Service, Cl B	1,511	174,022
United Technologies	1,670	239,779
Universal Forest Products	1,412	71,108
US Ecology	497	30,928
Verisk Analytics, Cl A	320	46,304
Viad	649	39,602

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Industrials — continued
Wabash National	2,427	$34,609
Waste Connections	550	50,820
Waste Management	880	98,745
Watts Water Technologies, Cl A	557	51,940

		9,586,513

Information Technology — 13.0%
3D Systems *	3,603	34,192
8x8 *	2,351	45,421
Accenture, Cl A	2,629	487,469
Adobe *	900	250,137
Advanced Energy Industries *	934	55,199
Advanced Micro Devices *	1,870	63,449
Akamai Technologies *	136	11,764
Alarm.com Holdings *	867	42,830
Amphenol, Cl A	540	54,178
Analog Devices	2,594	276,598
Anixter International *	714	59,084
Apple	10,605	2,638,100
Applied Materials	1,888	102,443
Arista Networks *	1,028	251,418
Autodesk *	1,296	190,979
Automatic Data Processing	919	149,089
Badger Meter	682	39,420
Benchmark Electronics	1,315	44,579
Booz Allen Hamilton Holding, Cl A	2,852	200,695
Bottomline Technologies *	1,044	42,752
Broadcom	1,803	528,009
Brooks Automation	1,704	72,369
Cabot Microelectronics	609	92,032
Cardtronics *	1,131	38,748
CDK Global	4,064	205,395
CDW	2,745	351,113
CEVA *	932	25,369
Check Point Software Technologies *	2,336	262,590
Cisco Systems	20,457	971,912
Citrix Systems	23	2,504
Cognex	3,743	192,727
Cognizant Technology Solutions, Cl A	5,371	327,309
Corning	1,550	45,927
CSG Systems International	714	41,155

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
CTS	1,107	$29,535
Diebold Nixdorf *	2,310	16,170
Diodes *	1,027	47,910
DXC Technology	6,381	176,562
Ebix	662	28,221
ePlus *	374	29,221
EVERTEC	1,353	41,388
ExlService Holdings *	730	50,830
Extreme Networks *	3,733	24,041
F5 Networks *	1,578	227,358
Fabrinet *	870	48,920
FARO Technologies *	606	28,894
Fidelity National Information Services	1,160	152,842
Fiserv *	1,110	117,815
FleetCor Technologies *	734	215,957
FLIR Systems	828	42,692
FormFactor *	2,232	48,725
Fortinet *	4,011	327,137
Global Payments	548	92,711
GoDaddy, Cl A *	3,733	242,757
Guidewire Software *	3,456	389,629
Hewlett Packard Enterprise	2,696	44,241
HP	12,604	218,932
Insight Enterprises *	877	53,830
Intel	10,598	599,105
International Business Machines	5,476	732,305
Intuit	1,611	414,833
IPG Photonics *	332	44,581
Itron *	782	59,635
Juniper Networks	8,383	208,066
KEMET	1,654	35,958
Keysight Technologies *	195	19,677
KLA-Tencor	290	49,022
Knowles *	2,156	46,526
Kulicke & Soffa Industries	1,860	44,166
Lam Research	305	82,667
Leidos Holdings	2,600	224,198
LivePerson *	1,384	56,813
LogMeIn	3,060	200,981
ManTech International, Cl A	621	49,171
Marvell Technology Group	2,468	60,195

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
Mastercard, Cl A	1,952	$540,333
Maxim Integrated Products	2,514	147,471
MaxLinear, Cl A *	1,702	32,270
Methode Electronics	1,106	38,046
Microchip Technology	4,023	379,329
Micron Technology *	2,040	97,002
Microsoft	19,881	2,850,339
MicroStrategy, Cl A *	281	43,063
Motorola Solutions	310	51,559
MTS Systems	624	35,244
National Instruments	844	34,933
NIC	1,939	45,605
NVIDIA	2,550	512,601
NXP Semiconductors	4,569	519,404
ON Semiconductor *	2,361	48,164
Onto Innovation *	1,887	60,761
Oracle	5,616	306,016
OSI Systems *	382	37,910
Pagseguro Digital, Cl A *	722	26,772
Palo Alto Networks *	1,932	439,317
Paychex	600	50,184
PayPal Holdings *	5,768	600,449
Perficient *	973	38,142
Perspecta	3,980	105,629
Plexus *	723	53,459
Power Integrations	665	60,588
Progress Software	1,147	45,742
PTC *	655	43,826
QUALCOMM	6,785	545,785
Qualys *	759	64,765
Rambus *	3,525	48,804
Rogers *	426	57,714
salesforce.com *	8,404	1,315,142
Sanmina *	1,643	50,489
ServiceNow *	3,418	845,135
Shopify, Cl A *	1,241	389,140
Splunk *	1,911	229,244
SPS Commerce *	871	45,963
Square, Cl A *	610	37,472
Sykes Enterprises *	1,277	39,453
Symantec	13,795	315,630

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Information Technology — continued
Synopsys *	300	$40,725
TE Connectivity	640	57,280
Teradyne	1,959	119,930
Texas Instruments	4,985	588,180
TiVo	4,164	33,895
Trimble *	1,356	54,023
TTM Technologies *	2,791	32,683
Twitter *	1,419	42,527
Tyler Technologies *	993	266,640
VeriSign *	230	43,705
Viavi Solutions *	5,025	80,199
Virtusa *	942	35,118
Visa, Cl A	3,870	692,188
VMware, Cl A *	4,951	783,595
Workday, Cl A *	3,877	628,694
Xerox Holdings	5,442	184,647
Xilinx	2,637	239,281
Xperi	1,685	34,214
Zebra Technologies, Cl A *	604	143,673

		29,151,263

Materials — 1.2%
AdvanSix *	1,356	30,863
Air Products & Chemicals	570	121,558
AK Steel Holding *	10,257	24,207
Albemarle	130	7,896
Balchem	763	77,223
Ball	918	64,232
Boise Cascade	1,111	39,740
CF Industries Holdings	286	12,970
Cleveland-Cliffs	6,478	46,836
Constellium, Cl A *	2,527	33,685
Corteva	9,865	260,239
Dow	2,346	118,450
DuPont de Nemours	1,920	126,547
Ecolab	690	132,528
Ferro *	2,691	29,951
Freeport-McMoRan	10,148	99,653
HB Fuller	1,221	59,585
Innophos Holdings *	1,012	33,011
Innospec	566	51,710

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Materials — continued
Kaiser Aluminum	447	$47,865
Kraton *	1,251	28,047
Linde	1,400	277,690
Livent *	4,608	31,611
LyondellBasell Industries, Cl A	655	58,754
Martin Marietta Materials	93	24,358
Materion	631	35,866
Neenah	541	34,894
Newmont Goldcorp	2,040	81,049
Nucor	2,181	117,447
PPG Industries	600	75,072
Quaker Chemical	286	43,724
Reliance Steel & Aluminum	725	84,129
Schweitzer-Mauduit International	941	38,101
Sealed Air	67	2,799
Sherwin-Williams	210	120,187
Steel Dynamics	1,555	47,210
Stepan	445	43,485
Trinseo	1,102	46,835
US Concrete *	600	31,356
Warrior Met Coal	1,440	28,051

		2,669,414

Real Estate — 1.3%
Acadia Realty Trust ‡	1,863	52,127
Agree Realty ‡	683	53,800
American Assets Trust ‡	869	42,546
American Homes 4 Rent, Cl A	344	9,106
American Tower ‡	1,233	268,893
AvalonBay Communities ‡	340	74,004
Boston Properties ‡	397	54,468
CareTrust ‡	2,060	49,934
CBRE Group, Cl A *	345	18,475
Chatham Lodging Trust ‡	2,562	46,244
Crown Castle International ‡	1,020	141,566
DiamondRock Hospitality ‡	5,097	50,868
Digital Realty Trust ‡	500	63,520
Easterly Government Properties ‡	2,013	44,930
Equinix ‡	200	113,356
Equity Residential ‡	910	80,681
Essential Properties Realty Trust ‡	1,303	33,435

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Real Estate — continued
Essex Property Trust ‡	150	$49,070
Extra Space Storage ‡	58	6,512
Four Corners Property Trust ‡	1,396	39,995
Franklin Street Properties ‡	5,217	44,866
Global Net Lease ‡	2,202	42,895
Hersha Hospitality Trust, Cl A ‡	2,581	35,618
Host Hotels & Resorts ‡	1,774	29,076
Independence Realty Trust ‡	3,118	48,017
Innovative Industrial Properties, Cl A ‡	312	23,712
Kite Realty Group Trust ‡	3,135	55,866
Lexington Realty Trust, Cl B ‡	4,796	52,180
LTC Properties ‡	768	39,821
National Storage Affiliates Trust ‡	1,293	44,182
Office Properties Income Trust ‡	1,705	54,355
Prologis ‡	1,490	130,762
Public Storage ‡	438	97,613
RE/MAX Holdings, Cl A	1,033	34,554
Realogy Holdings	3,643	28,707
Realty Income ‡	770	62,978
Retail Opportunity Investments ‡	2,680	50,022
RPT Realty ‡	4,053	58,769
SBA Communications, Cl A ‡	260	62,569
Simon Property Group ‡	1,053	158,666
Summit Hotel Properties ‡	4,058	49,751
Ventas ‡	870	56,637
Washington Prime Group ‡	7,645	32,262
Washington Real Estate Investment Trust ‡	1,947	60,396
Welltower ‡	980	88,876
Weyerhaeuser ‡	1,800	52,578
Whitestone, Cl B ‡	3,375	48,060
Xenia Hotels & Resorts ‡	2,579	54,288

		2,891,606

Utilities — 0.3%
AES	1,555	26,513
American States Water	640	60,883
Avista	1,412	67,818
California Water Service Group	1,030	57,649
CenterPoint Energy	52	1,512
El Paso Electric	881	58,771
Entergy	127	15,428

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

COMMON STOCK — continued

	Shares	Value

United States — continued

Utilities — continued
Evergy	669	$42,756
FirstEnergy	578	27,929
Northwest Natural Holding	712	49,384
NRG Energy	288	11,554
Pinnacle West Capital	40	3,765
Public Service Enterprise Group	80	5,065
South Jersey Industries	2,125	68,340
Southern	98	6,141
Vistra Energy	5,634	152,287

		655,795

		84,643,761

TOTAL COMMON STOCK (Cost $131,507,015)		142,556,337

ASSET-BACKED SECURITIES — 11.7%

	Face Amount

Automotive — 2.0%
BMW Vehicle Lease Trust, Ser 2019-1, Cl A4 Callable 07/20/2021 @ $100 2.920%, 08/22/2022	$735,000	745,931
Capital One Prime Auto Receivables Trust, Ser 2019-2, Cl A3 Callable 05/15/2023 @ $100 1.920%, 05/15/2024	400,000	400,207
Carmax Auto Owner Trust, Ser 2019-2, Cl A3 Callable 11/15/2022 @ $100 2.680%, 03/15/2024	435,000	440,918
Ford Credit Floorplan Master Owner Trust, Ser 2017-1, Cl A1 2.070%, 05/15/2022	1,000,000	1,000,305
Toyota Auto Receivables Trust, Ser 2019-B, Cl A3 Callable 12/15/2022 @ $100 2.570%, 08/15/2023	1,900,000	1,924,938

		4,512,299

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

ASSET-BACKED SECURITIES — continued

	Face Amount	Value

Credit Cards — 1.9%
American Express Credit Account Master Trust, Ser 2017-6, Cl A 2.040%, 05/15/2023	$1,000,000	$1,002,088
Capital One Multi-Asset Execution Trust, Ser 2017-A4, Cl A4 1.990%, 07/17/2023	1,500,000	1,501,807
Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2 1.720%, 08/15/2024	1,600,000	1,596,134

		4,100,029

Other Asset-Backed Securities — 7.8%
AIMCO CLO, Ser 2018-AA, Cl B Callable 04/17/2020 @ $100 3.703%, VAR ICE LIBOR USD 3 Month+1.400%, 04/17/2031 (A)	750,000	725,297
AIMCO CLO, Ser 2018-BA, Cl B Callable 01/15/2021 @ $100 4.053%, VAR ICE LIBOR USD 3 Month+1.750%, 01/15/2032 (A)	1,350,000	1,328,928
Allegro CLO IX, Ser 2018-3A, Cl A Callable 10/16/2020 @ $100 3.487%, VAR ICE LIBOR USD 3 Month+1.165%, 10/16/2031 (A)	750,000	745,725
Benefit Street Partners CLO XVII, Ser 2019-17A, Cl B Callable 07/15/2021 @ $100 3.851%, VAR ICE LIBOR USD 3 Month+1.850%, 07/15/2032 (A)	300,000	296,678
CBAM, Ser 2018-5A, Cl A Callable 04/17/2020 @ $100 3.022%, VAR ICE LIBOR USD 3 Month+1.020%, 04/17/2031 (A)	600,000	593,110
Cedar Funding X CLO, Ser 2019-10A, Cl A Callable 10/20/2021 @ $100 3.481%, VAR ICE LIBOR USD 3 Month+1.340%, 10/20/2032 (A)	250,000	249,429
Dryden 57 CLO, Ser 2018-57A, Cl C Callable 05/15/2020 @ $100 3.858%, VAR ICE LIBOR USD 3 Month+1.700%, 05/15/2031 (A)	608,000	577,815

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Elevation CLO, Ser 2018-9A, Cl D Callable 07/15/2020 @ $100 5.501%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/2031 (A)	$250,000	$236,957
Greenwood Park CLO, Ser 2018-1A, Cl C Callable 04/15/2020 @ $100 3.701%, VAR ICE LIBOR USD 3 Month+1.700%, 04/15/2031 (A)	250,000	237,189
Hayfin Kingsland VIII, Ser 2018-8A, Cl B Callable 04/20/2020 @ $100 3.446%, VAR ICE LIBOR USD 3 Month+1.480%, 04/20/2031 (A)	1,425,000	1,384,122
Hayfin Kingsland VIII, Ser 2018-8A, Cl C Callable 04/20/2020 @ $100 3.866%, VAR ICE LIBOR USD 3 Month+1.900%, 04/20/2031 (A)	750,000	710,453
HPS Loan Management, Ser 2019-19, Cl A1 Callable 07/22/2021 @ $100 3.486%, VAR ICE LIBOR USD 3 Month+1.320%, 07/22/2032 (A)	1,075,000	1,073,221
Madison Park Funding, Ser 2018-30A, Cl C Callable 01/15/2020 @ $100 3.701%, VAR ICE LIBOR USD 3 Month+1.700%, 04/15/2029 (A)	275,000	267,368
Magnetite XXI, Ser 2019-21A, Cl A Callable 04/20/2020 @ $100 3.246%, VAR ICE LIBOR USD 3 Month+1.280%, 04/20/2030 (A)	1,250,000	1,251,300
Mariner CLO, Ser 2018-5A, Cl A Callable 04/25/2020 @ $100 3.050%, VAR ICE LIBOR USD 3 Month+1.110%, 04/25/2031 (A)	875,000	868,316
Mariner CLO, Ser 2018-5A, Cl C Callable 04/25/2020 @ $100 3.740%, VAR ICE LIBOR USD 3 Month+1.800%, 04/25/2031 (A)	415,000	389,249
Mariner CLO, Ser 2018-6A, Cl C Callable 07/28/2020 @ $100 3.886%, VAR ICE LIBOR USD 3 Month+1.950%, 07/28/2031 (A)	725,000	694,458

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
OHA Credit Funding 3, Ser 2019-3A, Cl B1 Callable 07/20/2021 @ $100 4.425%, VAR ICE LIBOR USD 3 Month+1.800%, 07/20/2032 (A)	$1,000,000	$987,321
Rockford Tower CLO, Ser 2019-2A, Cl B Callable 08/20/2021 @ $100 4.171%, VAR ICE LIBOR USD 3 Month+1.930%, 08/20/2032 (A)	1,025,000	1,016,905
TCW CLO, Ser 2018-1A, Cl D Callable 04/25/2020 @ $100 5.186%, VAR ICE LIBOR USD 3 Month+2.910%, 04/25/2031 (A)	750,000	684,186
TICP CLO VI, Ser 2018-5A, Cl DR Callable 07/17/2020 @ $100 5.453%, VAR ICE LIBOR USD 3 Month+3.150%, 07/17/2031 (A)	500,000	466,010
TICP CLO XIV, Ser 2019-14A, Cl A1A Callable 10/20/2021 @ $100 3.461%, VAR ICE LIBOR USD 3 Month+1.340%, 10/20/2032 (A)	1,500,000	1,496,599
Voya CLO, Ser 2017-2A, Cl A2A Callable 01/15/2020 @ $100 4.013%, VAR ICE LIBOR USD 3 Month+1.710%, 06/07/2030 (A)	275,000	273,394
Voya CLO, Ser 2018-1A, Cl B Callable 04/19/2020 @ $100 3.766%, VAR ICE LIBOR USD 3 Month+1.800%, 04/19/2031 (A)	450,000	430,119
Voya CLO, Ser 2019-4A, Cl D Callable 01/15/2021 @ $100 5.903%, VAR ICE LIBOR USD 3 Month+3.600%, 01/15/2032 (A)	500,000	485,473

		17,469,622

TOTAL ASSET-BACKED SECURITIES (Cost $26,382,285)		26,081,950

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

U.S. TREASURY OBLIGATIONS — 8.3%

	Face Amount	Value
U.S. Treasury Bills 2.474%, 01/02/2020(B) (C)	$1,938,000	$1,932,835
2.112%, 12/05/2019(B) (C)	570,000	569,196
1.821%, 11/26/2019(C)	2,830,000	2,826,974
1.786%, 03/26/2020(C)	2,830,000	2,812,411
U.S. Treasury Bonds 3.750%, 11/15/2043	57,000	74,104
3.625%, 02/15/2044	45,000	57,512
3.375%, 05/15/2044	36,000	44,349
3.000%, 11/15/2045	28,000	32,656
3.000%, 05/15/2045	81,000	94,270
2.500%, 05/15/2046	44,000	46,850
U.S. Treasury Notes 2.750%, 08/15/2021	39,000	39,800
2.500%, 05/31/2020	3,480,000	3,497,400
2.375%, 04/30/2020	3,090,000	3,101,467
1.875%, 10/31/2022	52,000	52,542
1.875%, 09/30/2022	30,000	30,311
1.875%, 07/31/2022	38,000	38,355
1.375%, 06/30/2023	95,000	94,495
1.375%, 10/15/2022	50,000	49,795
1.375%, 03/31/2020	3,170,000	3,166,780
1.250%, 07/31/2023	91,000	90,115

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,554,008)		18,652,217

SOVEREIGN DEBT — 2.6%

	Face Amount(1)
Australia Government International Bond 3.000%, 03/21/2047	AUD 39,000	34,431
Canadian Government International Bond 3.250%, 06/01/2021	CAD 69,000	53,747
2.750%, 06/01/2022	CAD 76,000	59,514
Canadian When Issued Government Bond 2.250%, 02/01/2021	CAD 54,000	41,331
French Republic Government Bond OAT
4.500%, 04/25/2041	EUR 52,000	106,802
3.250%, 05/25/2045	EUR 78,000	142,913
2.500%, 05/25/2030	EUR 86,000	122,250
0.750%, 05/25/2028	EUR 83,000	100,432
Italy Buoni Poliennali Del Tesoro
9.000%, 11/01/2023	EUR 75,000	112,962

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

SOVEREIGN DEBT — continued

	Face Amount(1)	Value
7.250%, 11/01/2026	EUR 81,000	$131,151
5.750%, 02/01/2033	EUR 20,000	34,347
5.500%, 11/01/2022	EUR 98,000	127,147
5.250%, 11/01/2029	EUR 15,000	23,556
5.000%, 03/01/2025(A)	EUR 24,000	33,227
4.750%, 09/01/2044(A)	EUR 23,000	40,017
3.750%, 09/01/2024	EUR 65,000	84,246
Japan Government Five Year Bond
0.100%, 09/20/2023	JPY 12,900,000	121,083
0.100%, 12/20/2023	JPY 13,600,000	127,781
Japan Government Ten Year Bond
1.100%, 12/20/2021	JPY 20,400,000	194,271
1.000%, 12/20/2021	JPY 24,100,000	229,029
1.000%, 03/20/2022	JPY 27,400,000	261,200
0.900%, 03/20/2022	JPY 18,100,000	172,144
0.800%, 06/20/2022	JPY 27,500,000	261,623
0.800%, 09/20/2022	JPY 27,400,000	261,387
Japan Government Thirty Year Bond
2.900%, 11/20/2030	JPY 4,400,000	54,243
2.500%, 09/20/2036	JPY 1,200,000	15,477
2.300%, 06/20/2035	JPY 4,000,000	49,678
2.300%, 12/20/2036	JPY 7,100,000	89,618
2.300%, 03/20/2039	JPY 5,300,000	68,300
2.200%, 03/20/2041	JPY 9,600,000	124,597
1.500%, 03/20/2045	JPY 12,200,000	145,382
1.400%, 12/20/2032	JPY 3,000,000	32,865
Japan Government Twenty Year Bond
2.100%, 12/20/2024	JPY 4,800,000	49,891
2.000%, 03/20/2025	JPY 5,300,000	55,110
2.000%, 06/20/2025	JPY 4,500,000	47,038
1.000%, 12/20/2035	JPY 1,500,000	15,847
0.700%, 03/20/2037	JPY 5,000,000	50,603
0.600%, 06/20/2037	JPY 10,300,000	102,502
0.600%, 09/20/2037	JPY 7,600,000	75,605
0.600%, 12/20/2037	JPY 4,800,000	47,725
0.500%, 12/20/2038	JPY 6,700,000	65,339
Japan Government Two Year Bond 0.100%, 06/01/2021	JPY 12,700,000	118,193
Portugal Obrigacoes do Tesouro OT
4.125%, 04/14/2027(A)	EUR 60,000	87,267
4.100%, 04/15/2037(A)	EUR 52,000	89,876
4.100%, 02/15/2045(A)	EUR 18,000	33,481
2.875%, 10/15/2025(A)	EUR 76,000	99,749

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

SOVEREIGN DEBT — continued

	Face Amount(1)	Value
Spain Government Bond
3.800%, 04/30/2024(A)	EUR 129,000	$169,899
2.150%, 10/31/2025(A)	EUR 102,000	128,987
1.600%, 04/30/2025(A)	EUR 144,000	175,939
Spain Government International Bond
5.400%, 01/31/2023(A)	EUR 82,000	108,551
4.800%, 01/31/2024(A)	EUR 112,000	151,701
4.650%, 07/30/2025(A)	EUR 146,000	207,310
Sweden Government Bond 3.500%, 03/30/2039	SEK 295,000	49,482
United Kingdom Gilt
4.250%, 12/07/2046	GBP 100,000	224,054
3.500%, 01/22/2045	GBP 79,000	155,601

TOTAL SOVEREIGN DEBT (Cost $5,641,580)		5,766,501

EXCHANGE TRADED FUNDS — 2.6%

	Shares
Invesco DB Oil Fund	565,400	5,416,532
iShares Core S&P Small-Capital ETF Fund	1,853	147,165
iShares MSCI ACWI ETF Fund	1,569	118,883
iShares MSCI Brazil ETF Fund	1,700	75,820
iShares MSCI South Korea ETF Fund	1,406	82,856
SPDR S&P 500 ETF Trust	155	47,016

TOTAL EXCHANGE TRADED FUNDS (Cost $5,825,143)		5,888,272

CORPORATE OBLIGATIONS — 2.1%

	Face Amount

Communication Services — 0.2%
Bharti Airtel 4.375%, 06/10/2025	$200,000	200,722
Turkcell Iletisim Hizmetleri Callable 01/11/2028 @ $100 5.800%, 04/11/2028	200,000	194,008

		394,730

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Consumer Discretionary — 0.1%
Grupo KUO De Callable 07/07/2022 @ $103 5.750%, 07/07/2027	$200,000	$206,000

Energy — 0.4%
Cia General de Combustibles Callable 12/02/2019 @ $105 9.500%, 11/07/2021	50,000	38,750
Ecopetrol 5.875%, 05/28/2045	85,000	97,984
Indika Energy Capital III Pte Callable 11/09/2021 @ $103 5.875%, 11/09/2024	200,000	193,880
Kosmos Energy Callable 04/04/2022 @ $104 7.125%, 04/04/2026	200,000	208,500
Petrobras Global Finance BV 6.750%, 01/27/2041	45,000	52,087
ReNew Power Synthetic Callable 03/12/2021 @ $105 6.670%, 03/12/2024	200,000	202,285
Saudi Arabian Oil MTN 3.500%, 04/16/2029	200,000	207,748

		1,001,234

Financials — 0.5%
Banco de Credito e Inversiones 3.500%, 10/12/2027	200,000	208,052
Banco do Brasil 4.625%, 01/15/2025	200,000	208,900
Banco General Callable 05/07/2027 @ $100 4.125%, 08/07/2027	200,000	209,240
CBQ Finance MTN 3.250%, 06/13/2021	200,000	201,099
First Abu Dhabi Bank PJSC MTN 3.000%, 03/30/2022	200,000	203,216
United Overseas Bank MTN Callable 09/16/2021 @ $100 3.500%, VAR USD Swap Semi 30/360 5 Yr Curr+2.236%, 09/16/2026	200,000	202,288

		1,232,795

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Health Care — 0.1%
Teva Pharmaceutical Finance Netherlands III BV Callable 01/15/2024 @ $100 6.000%, 04/15/2024	$200,000	$187,750

Industrials — 0.1%
China Minmetals Callable 11/13/2022 @ $100 3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717%, 05/13/2168	200,000	200,920

Materials — 0.3%
Inversiones CMPC 4.375%, 04/04/2027	200,000	207,187
Novolipetsk Steel Via Steel Funding DAC 4.700%, 05/30/2026	200,000	213,952
Petra Diamonds US Treasury Callable 12/02/2019 @ $104 7.250%, 05/01/2022	200,000	140,000
Southern Copper 5.875%, 04/23/2045	40,000	48,500

		609,639

Real Estate — 0.2%
Country Garden Holdings Callable 04/08/2023 @ $104 7.250%, 04/08/2026	200,000	217,056
Yuzhou Properties Callable 02/26/2022 @ $104 8.500%, 02/26/2024	200,000	203,528

		420,584

Utilities — 0.2%
Cometa Energia Callable 01/24/2035 @ $100 6.375%, 04/24/2035	193,800	209,789
Termocandelaria Power Callable 01/30/2023 @ $104 7.875%, 01/30/2029	200,000	219,502

		429,291

TOTAL CORPORATE OBLIGATIONS (Cost $4,717,803)		4,682,943

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

PREFERRED STOCK — 0.3%

	Shares	Value

South Korea — 0.3%
Hyundai Motor **	414	$28,218
LG Household & Health Care **	387	245,815
Samsung Electronics **	8,818	311,125

TOTAL PREFERRED STOCK (Cost $574,055)		585,158

RIGHTS — 0.0%

	Number of Rights

United States — 0.0%
Schulman * † (D)	1,780	1,353

TOTAL RIGHTS (Cost $—)		1,353

TOTAL INVESTMENTS — 91.4% (Cost $193,201,889)		$204,214,731

Percentages are based on Net Assets of $223,505,360.

*	Non-income producing security.
**	There’s currently no rate available.
†	Expiration date not available.
‡	Real Estate Investment Trust
(1)	In U.S. dollars unless otherwise indicated.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of October 31, 2019 was $21,399,706 and represents 9.6% of Net Assets.

(B)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.
(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(D)	Level 3 security in accordance with fair value hierarchy.

ACWI — All Country World Index

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLO — Collateralized Loan Obligation

CNY — Chinese Yuan

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

DAC — Designated Activity Company

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound

ICE — Intercontinental Exchange

INR — Indian Rupee

JPY — Japanese Yen

KLM — Koninklijke Luchtvaart Maatschappij

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NOK — Norwegian Krone

OAT — Obligations Assimilables du Tresor

PJSC — Public Joint Stock Company

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

SGX — Singapore Exchange Limited

SPDR — Standard & Poor’s Depositary Receipt

TOPIX — Tokyo Stock Price Index

USD — United States Dollar

VAR — Variable Rate

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	12/18/19	USD	4,890,724	CAD	6,450,000	$7,678
Morgan Stanley	12/18/19	USD	29,132,770	EUR	26,150,800	135,757
Morgan Stanley	12/18/19	JPY	741,100,000	USD	6,844,458	(41,202)
Morgan Stanley	12/18/19	USD	48,126	NOK	438,800	(392)
Morgan Stanley	12/18/19	JPY	406,411,500	USD	3,813,610	37,586
Morgan Stanley	12/18/19	EUR	2,793,500	USD	3,095,082	(31,462)
Morgan Stanley	12/18/19	USD	9,959,393	GBP	8,016,800	442,988
Morgan Stanley	12/18/19	USD	62,024	KRW	74,000,000	1,271
Morgan Stanley	12/18/19	CAD	285,000	USD	215,235	(1,206)
Morgan Stanley	12/18/19	CHF	60,000	USD	61,178	112
Morgan Stanley	12/18/19	GBP	513,000	USD	629,163	(36,492)
Morgan Stanley	12/18/19	AUD	69,200	USD	47,455	(311)
Morgan Stanley	12/18/19	CNY	330,000	USD	46,321	(471)
Morgan Stanley	12/18/19	INR	11,220,000	USD	156,104	(854)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	12/18/19	NOK	438,800	USD	48,998	$1,264
Morgan Stanley	12/18/19	USD	694,971	AUD	1,010,000	2,193
Morgan Stanley	12/18/19	USD	2,624,480	CHF	2,580,000	1,352
Morgan Stanley	12/18/19	USD	2,000,984	CNY	14,180,000	9,674
Morgan Stanley	12/18/19	USD	6,857,481	INR	492,710,000	35,125
Morgan Stanley	12/18/19	USD	31,600,968	JPY	3,395,153,000	(56,147)
Morgan Stanley	12/18/19	KRW	3,179,400,000	USD	2,696,871	(22,559)
Morgan Stanley	12/18/19	SEK	479,900	USD	50,134	284

						$484,188

The open futures contracts held by the Fund at October 31, 2019, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-MINI Russell 1000 Index	7	Dec-2019	$446,056	$446,915	$859
FTSE China A50	532	Dec-2019	7,432,680	7,413,420	(19,260)
MSCI EAFE Index	(37)	Dec-2019	(3,528,223)	(3,620,820)	(92,597)
MSCI Emerging Markets	(26)	Dec-2019	(1,340,752)	(1,353,820)	(13,068)
Russell 2000 Index E-MINI	(2)	Dec-2019	(153,725)	(156,340)	(2,615)
S&P 500 Index E-MINI	(74)	Dec-2019	(11,126,320)	(11,232,460)	(106,140)
SGX Nifty 50	288	Dec-2019	6,823,674	6,870,240	46,566
TOPIX Index	24	Dec-2019	3,628,749	3,708,121	62,464
U.S. 5-Year Treasury Note	(30)	Jan-2020	(3,602,756)	(3,576,094)	26,662
U.S. 10-Year Treasury Note	(68)	Dec-2019	(8,977,454)	(8,860,187)	117,266

			$(10,398,071)	$(10,361,025)	$20,137

The following table summarizes the inputs used as of October 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Common Stock	$142,556,337	$—	$—	$142,556,337
Asset-Backed Securities	—	26,081,950	—	26,081,950
U.S. Treasury Obligations	—	18,652,217	—	18,652,217
Sovereign Debt	—	5,766,501	—	5,766,501
Exchange Traded Funds	5,888,272	—	—	5,888,272
Corporate Obligations	—	4,682,943	—	4,682,943
Preferred Stock	585,158	—	—	585,158
Rights	—	—	1,353	1,353

Total Investments in Securities	$149,029,767	$55,183,611	$1,353	$204,214,731

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts*
Unrealized Appreciation	$—	$675,284	$—	$675,284
Unrealized Depreciation	—	(191,096)	—	(191,096)
Futures Contracts*
Unrealized Appreciation	253,817	—	—	253,817
Unrealized Depreciation	(233,680)	—	—	(233,680)

Total Other Financial Instruments	$20,137	$484,188	$—	$504,325

‡

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Forward contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “— “ are $0.

For the year ended October 31, 2019, there were transfers into Level 3 due to the unavailability of observable inputs. All transfers were considered to have occurred as the end of the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $193,201,889)	$204,214,731
Foreign Currency, at Value (Cost $505,955)	508,571
Cash	15,692,451
Cash Pledged as Collateral for Forward Foreign Currency Contracts	2,120,000
Unrealized Appreciation on Forward Foreign Currency Contracts	675,284
Dividend and Interest Receivable	444,971
Receivable for Capital Shares Sold	105,860
Reclaim Receivable	96,713
Variation Margin Receivable	80,395
Receivable for Investment Securities Sold	31,079
Cash Pledged as Collateral for Futures Contracts	535
Unrealized Appreciation on Foreign Spot Currency Contracts	73
Other Prepaid Expenses	6,142

Total Assets	223,976,805

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Contracts	191,096
Payable due to Investment Adviser	70,847
Payable for Investment Securities Purchased	62,316
Payable due to Administrator	22,420
Shareholder Servicing Fees Payable	8,897
Chief Compliance Officer Fees Payable	1,858
Unrealized Depreciation on Foreign Spot Currency Contracts	66
Other Accrued Expenses and Other Payables	113,945

Total Liabilities	471.445

Net Assets	$223,505,360

NET ASSETS CONSIST OF:
Paid-in Capital	$216,930,272
Total Distributable Earnings	6,575,088

Net Assets	$223,505,360

Institutional Shares:
Net Assets	$207,452,460
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	19,093,310
Net Asset Value, Offering and Redemption Price Per Share	$ 10.87

Investor Servicing Shares:
Net Assets	$ 16,052,900
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	1,478,661
Net Asset Value, Offering and Redemption Price Per Share	$ 10.86

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2019
Investment Income:
Dividends	$3,541,902
Interest	2,237,455
Less: Foreign Taxes Withheld	(153,134)

Total Investment Income	5,626,223

Expenses:
Investment Advisory Fees	1,607,989
Administration Fees	257,278
Shareholder Servicing Fees, Investor Shares	17,374
Trustees’ Fees	16,186
Chief Compliance Officer Fees	5,943
Custodian Fees	152,270
Pricing Fees	96,219
Legal Fees	74,340
Transfer Agent Fees	55,474
Registration and Filing Fees	53,766
Printing Fees	50,507
Audit Fees	31,300
Other Expenses	14,419

Total Expenses	2,433,065

Less:
Waiver of Investment Advisory Fees	(809,048)

Net Expenses	1,624,017

Net Investment Income	4,002,206

Net Realized Gain (Loss) on:
Investments	(6,225,763)
Futures Contracts	1,779,108
Forward Foreign Currency Contracts	(1,517,403)
Foreign Currency Transactions	(515,612)

Net Realized Loss	(6,479,670)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	12,478,724
Futures Contracts	(640,594)
Forward Foreign Currency Contracts	1,232,153
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	3,963

Net Change in Unrealized Appreciation (Depreciation)	13,074,246

Net Increase in Net Assets Resulting from Operations	$10,596,782

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$4,002,206	$2,672,937
Net Realized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,479,670)	1,603,070
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	13,074,246	(12,586,571)

Net Increase (Decrease) in Net Assets Resulting From Operations	10,596,782	(8,310,564)

Distributions:
Institutional Shares	(4,996,211)	(9,213,572)
Investor Servicing Shares	(133,060)	(31,215)

Total Distributions	(5,129,271)	(9,244,787)

Capital Share Transactions:(1)
Institutional Shares
Issued	27,402,598	67,051,915
Reinvestment of Distributions	4,591,423	8,648,189
Redeemed	(34,732,445)	(10,947,676)

Net Institutional Shares Transactions	(2,738,424)	64,752,428

Investor Servicing Shares
Issued	16,170,442	2,767,272
Reinvestment of Distributions	128,747	31,216
Redeemed	(3,581,281)	(123)

Net Investor Servicing Shares Transactions	12,717,908	2,798,365

Net Increase in Net Assets From Capital Share Transactions	9,979,484	67,550,793

Total Increase in Net Assets	15,446,995	49,995,442

Net Assets:
Beginning of Year	208,058,365	158,062,923

End of Year	$223,505,360	$208,058,365

(1)	See Note 9 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Year/Period
			Institutional Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Net Asset Value, Beginning of Year/Period	$10.56	$11.59	$10.51	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.20	0.16	0.18	0.14
Net Realized and Unrealized Gain (Loss)	0.37	(0.54)	1.14	0.37

Total from Investment Operations	0.57	(0.38)	1.32	0.51

Dividends and Distributions:
Net Investment Income	(0.03)	(0.21)	(0.13)	–
Net Realized Gains	(0.23)	(0.44)	(0.11)	–

Total Dividends and Distributions	(0.26)	(0.65)	(0.24)	–

Net Asset Value, End of Year/Period	$10.87	$10.56	$11.59	$10.51

Total Return†	5.66%	(3.60)%	12.79%	5.10%‡

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$207,452	$204,939	$157,511	$101,773
Ratio of Expenses to Average Net Assets	0.75%	0.67%	0.50%	0.50%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.13%	1.13%	1.17%	1.48%	††
Ratio of Net Investment Income to Average Net Assets	1.88%	1.46%	1.66%	2.10%	††
Portfolio Turnover Rate	119%	109%	124%	90%‡

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	The Fund commenced operations on March 2, 2016.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover and total return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Year/Period
			Investor Servicing Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Net Asset Value, Beginning of Year/Period	$10.55	$11.60	$10.53	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.18	0.16	0.17	0.14
Net Realized and Unrealized Gain (Loss)	0.38	(0.57)	1.14	0.39

Total from Investment Operations	0.56	(0.41)	1.31	0.53

Dividends and Distributions:
Net Investment Income	(0.02)	(0.20)	(0.13)	–
Net Realized Gains	(0.23)	(0.44)	(0.11)	–

Total Dividends and Distributions	(0.25)	(0.64)	(0.24)	–

Net Asset Value, End of Year/Period	$10.86	$10.55	$11.60	$10.53

Total Return†	5.58%	(3.81)%	12.67%	5.30%‡

Ratios and Supplemental Data
Net Assets, End of Year/Period(Thousands)	$16,053	$3,119	$552	$106
Ratio of Expenses to Average Net Assets	0.90%	0.87%	0.56%	0.50%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.28%	1.30%	1.16%	1.48%	††
Ratio of Net Investment Income to Average Net Assets	1.69%	1.39%	1.55%	2.08%	††
Portfolio Turnover Rate	119%	109%	124%	90%‡

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	The Fund commenced operations on March 2, 2016.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover and total return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the PineBridge Dynamic Asset Allocation Fund (the “Fund”). The investment objective of the Fund is to seek absolute return. The Fund is classified as a diversified investment company. PineBridge Investments LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Shares and Investor Servicing Shares. The Fund commenced operations on March 2, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Fund did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Fund enters into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year is presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2019, if applicable.

For the year ended October 31, 2019, the average monthly balances of forward foreign currency exchange contracts were as follows:

Average Quarterly Notional Contracts Purchased	$(76,656,666)
Average Quarterly Notional Contracts Sold	$13,715,948

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2019. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2019.

For the year ended October 31, 2019, the average monthly notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Long	$22,074,154
Average Quarterly Notional Balance Short	$(23,563,521)

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Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

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Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2019, was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Equity contracts	Unrealized appreciation on futures contracts	$109,889	*	Unrealized depreciation on futures contracts	$233,680	*
Interest rate contracts	Unrealized appreciation on futures contracts	143,928	*	Unrealized depreciation on futures contracts	-	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	675,284		Unrealized depreciation on forward foreign currency contracts	191,096

Total Derivatives not accounted for as hedging instruments		$929,101			$424,776

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets & Liabilities.

The effective of derivative instruments on the Statement of Operations for the year ended October 31, 2019, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$-	$(1,517,403)	$(1,517,403)
Equity contracts	1,558,003	—	1,558,003
Interest rate contracts	221,105	—	221,105

Total	$1,779,108	$(1,517,403)	$261,705

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$-	$1,232,153	$1,232,153
Equity contracts	(743,296)	—	(743,296)
Interest rate contracts	102,702	—	102,702

Total	$ (640,594)	$1,232,153	$591,559

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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The following is a summary of derivatives subject to master netting agreements and the collateral (received)/pledged by counterparty in connection with the master netting agreements as of October 31, 2019:

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Collateral Pledged or (Received)†	Net Amount‡
	Forward Foreign Currency Contracts
Morgan Stanley	$675,284	$(191,096)	$484,188	$—	$484,188

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡	Represents receivable from/payable to counterparty in the event of default.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

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6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2019, the Fund paid $257,278 for these services.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Servicing Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2019, the Investor Servicing Shares paid $17,374 for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser had contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.50% of the average daily net assets of the Fund’s Investor Servicing Shares and Institutional Shares until April 30, 2020 (the “Expense Limitation”). In addition, the Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (not including excluded expenses) from exceeding 0.75% of the average daily net assets of the Fund’s Institutional Shares and Investor Servicing Shares until April 30, 2020. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This

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agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2020. As of October 31, 2019, the fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $910,931, $841,882 and $809,048 expiring in 2020, 2021 and 2022, respectively.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended October 31, 2019, were as follows:

Purchases
U.S. Government	$25,754,203
Other	213,579,168
Sales
U.S. Government	$17,945,294
Other	186,316,408

9. Share Transactions:

	Year Ended October 31, 2019	Year Ended October 31, 2018
Institutional Shares
Issued	2,601,812	6,023,716
Reinvestment of Distributions	465,991	759,259
Redeemed	(3,385,363)	(963,129)

Total Institutional Shares Transactions	(317,560)	5,819,846

Investor Servicing Shares
Issued	1,503,446	245,258
Reinvestment of Distributions	13,067	2,740
Redeemed	(333,408)	(11)

Total Investor Servicing Shares Transactions	1,183,105	247,987

Net Increase in Shares Outstanding From Share Transactions	865,545	6,067,833

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or

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ASSET ALLOCATION FUND
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permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (accumulated losses) or paid-in capital, as appropriate, in the period that the differences arise. During the year ended October 31, 2019, the Fund had no permanent differences.

The tax character of dividends or distributions declared during the years ended October 31.

	Ordinary Income	Long-Term Capital Gain	Total
2019	$522,155	$4,607,116	$5,129,271
2018	6,920,721	2,324,066	9,244,787

As October 31, 2019 of the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,798,294
Capital Loss Carryforwards – Short-Term	(3,759,269)
Capital Loss Carryforwards – Long-Term	(1,713,514)
Unrealized Appreciation	9,416,079
Other Temporary Differences	(166,502)

Total Distributable Earnings	$6,575,088

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and retain their character as either short-term or long-term capital losses.

For Federal income tax purposes, the difference between Federal tax cost and book cost are primarily due to PFIC and wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2019, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$194,889,242	$15,677,875	$ (6,262,617)	$9,415,258

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

11. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Asset Allocation Risk – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Mid-Capitalization Company Risk – Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stocks Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Rights and Warrants Risk – Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for

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the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Short Sales Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that the Federal Reserve has begun to raise the federal funds rate.

Prepayment and Extension Risk – When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

High Yield Bond Risk – High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

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ASSET ALLOCATION FUND
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U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Sovereign Debt Securities Risk – The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by

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bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Bank Obligations Risk – The Fund’s investments in bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Collateralized Debt Obligations Risk – The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, prepayment and extension risks, which are described above, and valuation and liquidity risks, which are described below. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Collateralized Loan Obligations Risk – The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized loan obligations are generally subject to credit, interest rate, prepayment and extension risks, which are described above, and valuation and liquidity risks, which are described below. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Collateralized loan obligations carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Collateralized Bond Obligation Risk – The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches

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representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Repurchase Agreements Risk – Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Securities Lending Risk – Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or

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ASSET ALLOCATION FUND
OCTOBER 31, 2019

otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Unregistered Funds Risk – Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

Affiliated Fund Risk – Due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in pooled investment vehicles sponsored or managed by the Adviser or its affiliates in lieu of investments directly in portfolio securities, or in lieu of investments in pooled investment vehicles sponsored or managed by others.

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Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in pooled investment vehicles sponsored or managed by the Adviser or its affiliates.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or

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OCTOBER 31, 2019

political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value (“NAV”) while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Portfolio Turnover Risk – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Active Trading Risk – The Fund may actively trade which may result in higher transaction costs to the Fund. Active trading tends to be more pronounced during periods of increased market volatility.

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12. Other:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
PineBridge Dynamic Asset Allocation Fund
Institutional Shares	4	73%
Investor Servicing Shares	1	98%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

14. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until effective date.

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15. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2019.

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Report of Independent Registered Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of PineBridge Dynamic Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PineBridge Dynamic Asset Allocation Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)) as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended October 31, 2017 and the period from March 2, 2016 (commencement of operations) through October 31, 2016, were audited by other auditors whose report dated December 26, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PineBridge Investments LLC investment companies since 2018.

Philadelphia, Pennsylvania

December 30, 2019

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2019 to October 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*
PineBridge Dynamic Asset Allocation Fund - Institutional
Actual Fund Return	$1,000.00	$992.70	0.75%	$3.77
Hypothetical 5% Return	1,000.00	1,021.42	0.75	3.82
PineBridge Dynamic Asset Allocation Fund - Investor Servicing
Actual Fund Return	$1,000.00	$991.80	0.90%	4.52
Hypothetical 5% Return	1,000.00	1,020.67	0.90	4.58

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period shown.)

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES2 3
William M. Doran (Born: 1940)	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.
INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund III.

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deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2019.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

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Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[2]
Jay C. Nadel (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund III.

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Other Directorships Held in the Past Five Years[3]

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

None.
None.
None.
None.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 12, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

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At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s

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performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2019

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income (2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualified Business Income(7)
10.18%	89.82%	100.00%	44.46%	92.44%	0.00%	0.00%	0.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2019. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2019.

7.	The percentage of this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction..

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2019. Complete information will be computed and reported with your 2019 Form 1099-DIV.

PineBridge Investments

Park Avenue Tower

65 East 55th Street

New York, NY 10022

1- 877-225-4164

Investment Adviser:

PineBridge Investments LLC

399 Park Avenue, 4th Floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PBI-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$530,415	None	None	$378,215	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$78,700	None	None	$60,000
(d)	All Other Fees	None	None	$11,800	None	None	$10,000

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$56,231	None	None	$82,560	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$63,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $90,500 and $70,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2020

*	Print the name and title of each signing officer under his or her signature.